Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV4-NPRT1-1222
1.9867676.107
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.1%
Entertainment - 1.1%
Activision Blizzard, Inc.	1,643,744	119,664,563
Interactive Media & Services - 8.0%
Alphabet, Inc. Class A (a)	6,595,663	623,356,110
Meta Platforms, Inc. Class A (a)	2,760,111	257,131,941
		880,488,051
TOTAL COMMUNICATION SERVICES		1,000,152,614
CONSUMER DISCRETIONARY - 2.5%
Hotels, Restaurants & Leisure - 0.3%
Choice Hotels International, Inc. (b)	69,174	8,981,552
Domino's Pizza, Inc.	56,905	18,906,117
		27,887,669
Household Durables - 0.2%
NVR, Inc. (a)	6,501	27,549,613
Specialty Retail - 2.0%
AutoZone, Inc. (a)	41,728	105,692,017
O'Reilly Automotive, Inc. (a)	138,173	115,674,290
		221,366,307
TOTAL CONSUMER DISCRETIONARY		276,803,589
CONSUMER STAPLES - 13.1%
Beverages - 3.8%
Brown-Forman Corp. Class B (non-vtg.)	384,255	26,129,340
The Coca-Cola Co.	6,640,501	397,433,985
		423,563,325
Household Products - 5.0%
Colgate-Palmolive Co.	1,761,601	130,076,618
Procter & Gamble Co.	3,125,440	420,903,005
		550,979,623
Tobacco - 4.3%
Altria Group, Inc.	3,806,324	176,118,611
Philip Morris International, Inc.	3,258,787	299,319,586
		475,438,197
TOTAL CONSUMER STAPLES		1,449,981,145
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
DT Midstream, Inc.	203,363	12,140,771
FINANCIALS - 7.0%
Capital Markets - 3.2%
Ameriprise Financial, Inc. (b)	231,051	71,422,485
Blackstone, Inc. (b)	1,473,128	134,260,886
Evercore, Inc. Class A (b)	85,343	8,969,549
FactSet Research Systems, Inc.	79,671	33,899,214
Houlihan Lokey	104,810	9,361,629
Lazard Ltd. Class A (b)	237,067	8,939,797
MarketAxess Holdings, Inc.	79,345	19,363,354
SEI Investments Co.	219,316	11,908,859
T. Rowe Price Group, Inc. (b)	477,845	50,728,025
		348,853,798
Consumer Finance - 0.1%
Credit Acceptance Corp. (a)(b)	15,746	7,331,653
SLM Corp.	565,967	9,389,393
		16,721,046
Diversified Financial Services - 0.2%
Equitable Holdings, Inc.	744,917	22,809,359
Insurance - 3.5%
Aon PLC (b)	425,967	119,905,451
Erie Indemnity Co. Class A	51,772	13,305,922
Fidelity National Financial, Inc.	590,123	23,239,044
Kinsale Capital Group, Inc.	45,270	14,267,746
Marsh & McLennan Companies, Inc.	1,055,171	170,399,565
Principal Financial Group, Inc.	494,031	43,538,952
		384,656,680
TOTAL FINANCIALS		773,040,883
HEALTH CARE - 26.2%
Biotechnology - 10.6%
AbbVie, Inc.	3,040,585	445,141,644
Amgen, Inc.	1,123,045	303,615,216
Biogen, Inc. (a)	307,885	87,266,924
Regeneron Pharmaceuticals, Inc. (a)	227,107	170,046,366
Vertex Pharmaceuticals, Inc. (a)	537,674	167,754,288
		1,173,824,438
Health Care Equipment & Supplies - 4.2%
Abiomed, Inc. (a)	95,789	24,146,491
Edwards Lifesciences Corp. (a)	1,307,106	94,673,688
Hologic, Inc. (a)	524,272	35,545,642
IDEXX Laboratories, Inc. (a)	176,607	63,522,006
Medtronic PLC	2,820,309	246,325,788
		464,213,615
Health Care Technology - 0.4%
Veeva Systems, Inc. Class A (a)	293,911	49,359,413
Life Sciences Tools & Services - 0.8%
Bio-Techne Corp.	82,481	24,435,821
Mettler-Toledo International, Inc. (a)	47,680	60,311,862
		84,747,683
Pharmaceuticals - 10.2%
Eli Lilly & Co.	1,357,180	491,421,306
Merck & Co., Inc.	578,604	58,554,725
Pfizer, Inc.	9,146,471	425,768,225
Zoetis, Inc. Class A	989,401	149,181,883
		1,124,926,139
TOTAL HEALTH CARE		2,897,071,288
INDUSTRIALS - 4.5%
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	352,668	34,508,564
Building Products - 0.3%
Masco Corp. (b)	496,015	22,950,614
Trex Co., Inc. (a)(b)	237,977	11,444,314
		34,394,928
Commercial Services & Supplies - 0.5%
Copart, Inc. (a)	449,360	51,685,387
Machinery - 1.0%
Nordson Corp.	112,186	25,241,850
Otis Worldwide Corp. (b)	888,838	62,787,516
Snap-On, Inc.	112,208	24,915,786
		112,945,152
Professional Services - 1.4%
CoStar Group, Inc. (a)	832,981	68,904,188
Robert Half International, Inc.	232,333	17,764,181
Verisk Analytics, Inc.	331,956	60,691,515
		147,359,884
Road & Rail - 0.5%
Old Dominion Freight Lines, Inc.	193,026	53,004,940
Trading Companies & Distributors - 0.5%
Fastenal Co. (b)	1,210,093	58,483,795
TOTAL INDUSTRIALS		492,382,650
INFORMATION TECHNOLOGY - 36.0%
IT Services - 11.0%
Automatic Data Processing, Inc.	878,227	212,267,466
MasterCard, Inc. Class A	1,298,324	426,083,970
Paychex, Inc.	675,478	79,915,802
VeriSign, Inc. (a)	200,357	40,163,564
Visa, Inc. Class A (b)	2,192,597	454,218,395
		1,212,649,197
Semiconductors & Semiconductor Equipment - 2.8%
Texas Instruments, Inc.	1,938,597	311,396,836
Software - 12.8%
Adobe, Inc. (a)	993,334	316,376,879
Cadence Design Systems, Inc. (a)	579,727	87,764,871
Check Point Software Technologies Ltd. (a)	210,080	27,148,638
Fair Isaac Corp. (a)(b)	54,517	26,104,920
Fortinet, Inc. (a)	1,400,521	80,053,780
Manhattan Associates, Inc. (a)	132,684	16,143,662
Microsoft Corp. (b)	3,535,494	820,694,222
Paycom Software, Inc. (a)	101,231	35,025,926
Qualys, Inc. (a)	70,211	10,009,280
		1,419,322,178
Technology Hardware, Storage & Peripherals - 9.4%
Apple, Inc.	6,764,346	1,037,244,815
TOTAL INFORMATION TECHNOLOGY		3,980,613,026
MATERIALS - 0.4%
Chemicals - 0.4%
CF Industries Holdings, Inc.	438,543	46,599,579
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Apartment Income (REIT) Corp.	330,264	12,692,046
Simon Property Group, Inc.	690,271	75,225,734
		87,917,780
TOTAL COMMON STOCKS (Cost $9,420,850,641)		11,016,703,325

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.15% 1/26/23 (d) (Cost $1,994,556)	2,000,000	1,980,949

Money Market Funds - 2.8%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (e)	15,880,068	15,883,244
Fidelity Securities Lending Cash Central Fund 3.10% (e)(f)	290,570,678	290,599,735
TOTAL MONEY MARKET FUNDS (Cost $306,482,979)		306,482,979

TOTAL INVESTMENT IN SECURITIES - 102.5% (Cost $9,729,328,176)	11,325,167,253
NET OTHER ASSETS (LIABILITIES) - (2.5)%	(278,613,993)
NET ASSETS - 100.0%	11,046,553,260

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	156	Dec 2022	30,287,400	1,493,806	1,493,806

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,596,645.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	10,085,438	881,911,083	876,113,277	283,720	-	-	15,883,244	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	186,604,050	523,001,235	419,005,550	39,737	-	-	290,599,735	0.8%
Total	196,689,488	1,404,912,318	1,295,118,827	323,457	-	-	306,482,979

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.